UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 12, 2012

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

On July 19, 2012, the registrant announced that Joseph V. Taranto has agreed to continue in his role as Chief Executive Officer of the Company through 2013, at which point he will retire from this position. Effective January 1, 2014, Dominic J. Addesso, President, will succeed Mr. Taranto as the Chief Executive Officer. A copy of the press release announcing the appointments is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On July 12, 2012, the registrant entered into an Employment Agreement effective July 1, 2012, with Dominic J. Addesso, its President.  A copy of the Employment Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.  The material terms of the Employment Agreement are as follows:

Term:  July 1, 2012 to December 31, 2016.
Annual Salary:  $775,000 per year through December 31, 2013 as President.  $1,000,000 per year beginning January 1, 2014 as CEO.
Sign On Bonus:  Recommended restricted stock award of 7,500 shares to be considered at the September 2012 Compensation Committee meeting.
Annual Incentive Bonus:  From July 1, 2012 to December 31, 2013, he is eligible to participate in Annual Incentive Plan with maximum annual bonus opportunity of 200% of base salary.  Effective January 1, 2014, he will be eligible to participate in program or plan established by the registrant with a target bonus opportunity of 125% of base salary, with such program or plan subject to approval of shareholders.  Incentive bonus subject to clawback provision.
Executive Stock Based Incentive Plan:  Eligible to participate in Executive Stock Based Incentive Plan with maximum annual grant value of 200% of base salary.  Incentive stock subject to clawback provision.

On July 18, 2012, the registrant entered into an Employment Agreement effective July 1, 2012, with Joseph V. Taranto, its Chairman and Chief Executive Officer.  This Employment Agreement supersedes the prior agreement between the registrant and Mr. Taranto dated June 15, 2011.  A copy of the Employment Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.  The material terms of the Employment Agreement are as follows:

Term:  July 1, 2012 to December 31, 2013.
Annual Salary:  $1,000,000 per year.
Annual Incentive Bonus:  Eligible to participate in bonus program or plan established by the registrant, with such program or plan subject to approval of shareholders.  Incentive bonus subject to clawback provision.
Executive Stock Based Incentive Plan:  Eligible to participate in Executive Stock Based Incentive Plan with recommended fully earned and vested restricted stock awards in December, 2012 and December, 2013.  All outstanding non-vested restricted stock immediately vested upon execution of agreement.

On July 19, 2012, the registrant entered into an Amendment of Change of Control agreement with Joseph V. Taranto, effective July 1, 2012. This amendment extends the existing Change of Control agreement with Mr. Taranto to expire at the earlier of December 31, 2013 or other specified events.  A copy of the Amendment of Change of Control Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the registrant,
dated July 19, 2012
	10.1	Employment Agreement with Dominic J. Addesso
dated July 12, 2012
	10.2	Employment Agreement with Joseph V. Taranto
dated July 18, 2012

	10.3	Amendment of Change of Control Agreement with Joseph V. Taranto dated July 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/S/ SANJOY MUKHERJEE
Sanjoy Mukherjee
Executive Vice President,
General Counsel and Secretary

Dated:  July 20, 2012

EXHIBIT INDEX

Exhibit
Number	Description of Document	Page No.

99.1	News Release of the registrant,
	dated July 19, 2012	6